WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2020

Effective September 14, 2020, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Small Cap Growth Fund.

Portfolio Manager(s). Michael P. Balkin, a Partner of the Adviser, Ward D. Sexton, a Partner of the Adviser, and Mark C. Thompson, a Partner of the Adviser, co-manage the Fund. Mr. Balkin co-managed the Fund from its inception in 1999 until 2005 and has co-managed the Fund since 2008. Mr. Sexton has co-managed the Fund since 2016. Mr. Thompson has co-managed the Fund since 2020.

Mr. Balkin has indicated his intention to depart the firm by December 31, 2020 at which time he will no longer be a portfolio manager of the Fund.

Dated: September 14, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.